--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1998

                           KILROY REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                COMMISSION FILE NUMBER: 1-12675         95-4598246
(STATE OR OTHER JURISDICTION                                             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                                        IDENTIFICATION NO.)

      2250 EAST IMPERIAL HIGHWAY, SUITE 1200, EL SEGUNDO, CALIFORNIA 90245
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 563-5500

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  This Current Report on Form 8-K/A is being filed solely to amend the financial statements and exhibits previously provided in Item 7 of the Current Report on Form 8-K filed on February 27, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements.

    (i) Combined Historical Summary of Certain Revenues and Certain Expenses for the Three Acquired Properties

      Independent Auditors' Report

      Combined Historical Summary of Certain Revenues and Certain Expenses for the year ended December 31, 1997

      Notes to the Combined Historical Summary of Certain Revenues and Certain Expenses for the year ended December 31, 1997

      Additional Combining Schedule of Certain Revenues and Certain
    Expenses

    (ii) Combined Historical Summary of Certain Revenues and Certain Expenses for the January Acquisitions

      Combined Historical Summary of Certain Revenues and Certain Expenses for the year ended December 31, 1997 (Unaudited)

      Notes to the Combined Historical Summary of Certain Revenues and Certain expenses for the year ended December 31, 1997 (Unaudited)

      Additional Combining Schedule of Certain Revenues and Certain Expenses (Unaudited)

  (b) Pro Forma Financial Information.

      Pro Forma Condensed Consolidated Balance Sheet as of December 31,
    1997

      Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997

  (c) Exhibits.

 EXHIBIT NO.
 -----------
    23.1     Consent of Deloitte & Touche LLP

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Kilroy Realty Corporation:

  We have audited the accompanying combined historical summary of certain revenues and certain expenses (the "Historical Summary") of the Three Acquired Properties (as described in Note 1) for the year ended December 31, 1997. This Historical Summary is the responsibility of the Three Acquired Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Kilroy Realty Corporation as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Three Acquired Properties revenues and expenses.

  In our opinion, such Historical Summary presents fairly, in all material respects, the combined certain revenues and certain expenses described in Note 1 to the Historical Summary of the Three Acquired Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

  Our audit was conducted for the purpose of forming an opinion on the basic Historical Summary taken as a whole. The additional combining schedule is presented for the purpose of additional analysis of the basic Historical Summary rather than to present certain revenues and certain expenses of the individual properties and is not a required part of the basic Historical Summary. This additional combining schedule is the responsibility of the Three Acquired Properties' management. Such information has been subjected to auditing procedures applied in our audit of the basic Historical Summary for the year ended December 31, 1997 and, in our opinion, is fairly stated in all material respects when considered in relation to the basic Historical Summary taken as a whole.

Deloitte & Touche LLP
Los Angeles, California
April 23, 1998

                           THREE ACQUIRED PROPERTIES

      COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

CERTAIN REVENUES:
  Rental revenues (Note 2).............................................. $2,903
  Tenant reimbursements.................................................    373
  Other income..........................................................     25
                                                                         ------
    Total certain revenues..............................................  3,301
                                                                         ------
CERTAIN EXPENSES:
  Property expenses.....................................................    830
  Real estate taxes.....................................................    243
                                                                         ------
    Total certain expenses..............................................  1,073
                                                                         ------
CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES.......................... $2,228
                                                                         ======



    See notes to combined historical summary of certain revenues and certain expenses.

                           THREE ACQUIRED PROPERTIES

           NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
                             AND CERTAIN EXPENSES

                         YEAR ENDED DECEMBER 31, 1997

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  The combined historical summary of certain revenues and certain expenses relates to the operations of the following properties which were acquired by Kilroy Realty Corporation (the "Company") from unaffiliated parties, except as described below:

                                                                       DATE OF
   PROPERTY ADDRESS                                  LOCATION        ACQUISITION
   ----------------                            --------------------- -----------
   Fullerton Business Center (1).............. Fullerton, California   1/15/98
   Fortune Drive Business Park (2)............ San Jose, California    1/30/98
   795 Trademark Drive (3).................... Reno, Nevada            2/13/98

--------
(1) Consists of four buildings at 1501, 1511, 1521 and 1561 East Orangethorpe Avenue.

(2) Consists of three buildings at 2010, 2030 and 2040 Fortune Drive.

(3) The property was acquired from a partnership controlled by Richard S. Allen, a member of the board of directors of the Company. Development of the property was completed during January 1998 and therefore the requirement for historical financial statements for the three years ended December 31, 1997 are not applicable.

  Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses are not representative of the actual operations for the year presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest, depreciation and amortization and professional fees not directly related to the future operations of the properties.

 Revenue Recognition

  All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

 Use of Estimates

  The preparation of financial statements in confirmity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2. OPERATING LEASES

  The properties are leased to tenants under operating leases with expiration dates extending to the year 2022. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1997 are as follows:

   YEAR ENDING
    DECEMBER 31,                                                  (IN THOUSANDS)
   -------------                                                  --------------
    1998.........................................................     $2,172
    1999.........................................................      1,779
    2000.........................................................      1,479
    2001.........................................................      1,050
    2002.........................................................        449
    Thereafter...................................................         24
                                                                      ------
      Total......................................................     $6,953
                                                                      ======

                           THREE ACQUIRED PROPERTIES

     ADDITIONAL COMBINING SCHEDULE OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                FULLERTON
                                                BUSINESS  FORTUNE DRIVE
                                                 CENTER   BUSINESS PARK TOTAL
                                                --------- ------------- ------
CERTAIN REVENUES:
  Rental revenues..............................  $1,340      $1,563     $2,903
  Tenant reimbursements........................      25         348        373
  Other income.................................      20           5         25
                                                 ------      ------     ------
    Total certain revenues.....................   1,385       1,916      3,301
                                                 ------      ------     ------
CERTAIN EXPENSES:
  Property expenses............................     619         211        830
  Real estate taxes............................      63         180        243
                                                 ------      ------     ------
    Total certain expenses.....................     682         391      1,073
                                                 ------      ------     ------
CERTAIN REVENUES IN EXCESS OF CERTAIN
 EXPENSES......................................  $  703      $1,525     $2,228
                                                 ======      ======     ======




    See notes to combined historical summary of certain revenues and certain expenses.

                           JANUARY 1998 ACQUISITIONS

                     COMBINED HISTORICAL SUMMARY OF CERTAIN
                         REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1997
                           (UNAUDITED, IN THOUSANDS)

CERTAIN REVENUES:
  Rental revenues (Note 2).............................................. $2,543
  Tenant reimbursements.................................................    152
  Other income..........................................................      1
                                                                         ------
    Total certain revenues..............................................  2,696
                                                                         ------
CERTAIN EXPENSES:
  Property expenses.....................................................    731
  Real estate taxes.....................................................    133
  Ground rents..........................................................     51
  General & administrative expenses.....................................     13
                                                                         ------
    Total certain expenses..............................................    928
                                                                         ------
CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES.......................... $1,768
                                                                         ======


    See notes to combined historical summary of certain revenues and certain expenses.

                           JANUARY 1998 ACQUISITIONS

           NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
                             AND CERTAIN EXPENSES

                         YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  The unaudited combined historical summary of certain revenues and certain expenses relates to the operations of the following properties which were acquired by the Company from unaffiliated parties:

                                                                     DATE OF
   PROPERTY ADDRESS                               LOCATION         ACQUISITION
   ----------------                       ------------------------ -----------
   12100-12166 West Olympic/2121 S.
    Bundy................................ Los Angeles, California    1/13/98
   501 Santa Monica Boulevard............ Santa Monica, California   1/23/98

  Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying unaudited historical summary of certain revenues and certain expenses are not representative of the actual operations for the year presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest, depreciation and amortization and professional fees not directly related to the future operations of the properties.

 Revenue Recognition

  All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2. OPERATING LEASES

  The properties are leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1997 are as follows:

   YEAR ENDING
   DECEMBER 31,                                                   (IN THOUSANDS)
   ------------                                                   --------------
    1998.........................................................     $1,783
    1999.........................................................      1,371
    2000.........................................................        949
    2001.........................................................        416
    2002.........................................................        142
    Thereafter...................................................         38
                                                                      ------
      Total......................................................     $4,699
                                                                      ======

                           JANUARY 1998 ACQUISITIONS

     ADDITIONAL COMBINING SCHEDULE OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1997
                           (UNAUDITED, IN THOUSANDS)

                                                    501        12100
                                                SANTA MONICA W. OLYMPIC TOTAL
                                                ------------ ---------- ------
CERTAIN REVENUES:
  Rental revenues..............................    $1,800       $743    $2,543
  Tenant reimbursements........................                  152       152
  Other income.................................         1                    1
                                                   ------       ----    ------
    Total certain revenues.....................     1,801        895     2,696
                                                   ------       ----    ------
CERTAIN EXPENSES:
  Property expenses............................       555        176       731
  Real estate taxes............................       109         24       133
  Ground rents.................................                   51        51
  General & administrative expenses............                   13        13
                                                   ------       ----    ------
    Total certain expenses.....................       664        264       928
                                                   ------       ----    ------
CERTAIN REVENUES IN EXCESS OF CERTAIN
 EXPENSES......................................    $1,137       $631    $1,768
                                                   ======       ====    ======


   See notes to unaudited combined historical summary of certain revenues and certain expenses.

                           KILROY REALTY CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

  The unaudited pro forma condensed consolidated balance sheet is presented as if the purchases of the Three Acquired Properties and the January 1998 Acquisitions (collectively referred to as the "First Quarter Acquisitions") had occurred on December 31, 1997. Such pro forma information is based upon the balance sheet of the Company at December 31, 1997. The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 was prepared as if the acquisition of the First Quarter Acquisitions had occurred on January 1, 1997. These statements should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the transaction previously noted.

  These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to present the financial position, results of operations or cash flows for future periods.

                           KILROY REALTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                    KILROY REALTY
                                    KILROY REALTY    FIRST           CORPORATION
                                     CORPORATION    QUARTER           PRO FORMA
                                     HISTORICAL   ACQUISITIONS      CONSOLIDATED
                                    ------------- ------------      -------------
              ASSETS
Investment in real estate, net....    $712,910      $69,391 (A)       $782,301
Cash and cash equivalents.........       8,929                           8,929
Restricted cash...................       5,680                           5,680
Tenant receivables, net...........       7,367                           7,367
Investment in subsidiary..........         123                             123
Escrow deposits...................       5,114                           5,114
Deferred charges and other assets,
 net..............................      17,531                          17,531
                                      --------      -------           --------
   Total..........................    $757,654      $69,391           $827,045
                                      ========      =======           ========
   LIABILITIES AND STOCKHOLDERS'
              EQUITY
Liabilities:
 Debt.............................    $131,363                        $131,363
 Line of credit...................     142,000       68,525            210,525
 Accounts payable and accrued
  expenses........................       9,711                           9,711
 Accrued distributions............      10,804                          10,804
 Rent received in advance and
  tenant security deposits........      11,441                          11,441
                                      --------      -------           --------
   Total liabilities..............     305,319       68,525            373,844
                                      --------      -------           --------
Minority interest.................      55,185          559             55,744
                                      --------      -------           --------
Stockholders' equity:
 Common stock.....................         245                             245
 Additional paid-in capital.......     403,163          307 (A)(F)     403,470
 Distributions in excess of
  earnings........................      (6,258)                         (6,258)
                                      --------      -------           --------
   Total stockholders' equity.....     397,150          307            397,457
                                      --------      -------           --------
   Total..........................    $757,654      $69,391           $827,045
                                      ========      =======           ========


 See notes to unaudited pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                         KILROY
                            KILROY       REALTY
                             GROUP    CORPORATION
                          JANUARY 1,  FEBRUARY 1,
                            1997 TO     1997 TO
                          JANUARY 31, DECEMBER 31,    FIRST                   COMPANY PRO
                             1997         1997       QUARTER     PRO FORMA       FORMA
                          HISTORICAL   HISTORICAL  ACQUISITIONS ADJUSTMENTS   CONSOLIDATED
                          ----------- ------------ ------------ -----------   ------------
REVENUES:
Rental income...........    $2,760      $56,069       $5,446         $143 (B)  $   64,418
Tenant reimbursements...       275        5,600          525                        6,400
Development and
 management fees........        14                                                     14
Interest income.........                  3,571                                     3,571
Other income............         4          889           26                          919
                            ------      -------       ------      -------      ----------
Total revenues..........     3,053       66,129        5,997          143          75,322
                            ------      -------       ------      -------      ----------
EXPENSES:
Property expenses.......       579        8,770        1,561                       10,910
Real estate taxes.......       106        3,048          376      $   152 (C)       3,682
General and
 administrative
 expenses...............        78        4,949           13                        5,040
Ground leases...........        64          938           51                        1,053
Development and
 management expenses....        46                                                     46
Interest expense........     1,895        9,738                     4,614 (D)      16,247
Depreciation and
 amortization...........       787       13,236                     1,415 (E)      15,438
                            ------      -------       ------      -------      ----------
Total expenses..........     3,555       40,679        2,001        6,181          52,416
                            ------      -------       ------      -------      ----------
(Loss) income from
 operations before
 equity in loss of
 subsidiary, minority
 interest and
 extraordinary gains....      (502)      25,450        3,996       (6,038)         22,906
Equity in income of
 subsidiary.............                     23                                        23
Minority interest.......                 (3,413)                      593 (F)      (2,820)
Extraordinary gain......     3,204                                                  3,204
                            ------      -------       ------      -------      ----------
Net income (loss).......    $2,702      $22,060       $3,996      $(5,445)     $   23,313
                            ======      =======       ======      =======      ==========
Weighted average shares
 outstanding--basic.....                                                       18,445,149
Weighted average shares
 outstanding--diluted...                                                       18,539,299
                                                                               ----------
Pro forma net income per
 common share--basic....                                                       $     1.26
                                                                               ==========
Pro forma net income per
 common share--diluted..                                                       $     1.26
                                                                               ==========

 See notes to unaudited pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                       (UNAUDITED, DOLLARS IN THOUSANDS)

PRO FORMA ADJUSTMENTS


(A) Reflects the purchase price and closing costs of the First Quarter Acquisitions, all of which were acquired from unaffiliated third parties, except the property located at 795 Trademark Drive, which was acquired from a partnership controlled by Richard S. Allen, a member of the board of directors of the Company:

                                          PURCHASE
     PROPERTY                              PRICE               SELLER
     --------                             --------             ------
     12100-12166 W. Olympic Boulevard.... $ 7,628  Olybund, LLC
     Fullerton Business Center...........  10,623  Red Eagles Properties, Ltd.
     501 Santa Monica Boulevard..........  16,556  501 Santa Monica Partners, L.P.
     Fortune Drive Business Park.........  27,665  Limar Realty Corporation #17
     795 Trademark Drive.................   6,919  ADI Memec Partners
                                          -------
         Total........................... $69,391
                                          =======

  The First Quarter Acquisitions were accounted for as purchase transactions. The acquisitions were financed with approximately $68,525 of working capital and borrowings on the line of credit and the issuance of 30,827 units of common limited partnership interest in Kilroy Realty L.P. (the "Operating Partnership") valued at approximately $866. The cost of the properties is allocated as follows:

         Land............................ $19,866
         Buildings.......................  49,525
                                          -------
                                          $69,391
                                          =======


(B) Reflects adjustment to straight-line rent calculation due to change in ownership.

(C) Represents incremental property taxes on the First Quarter Acquisitions due to change of ownership.

(D) Represents the incremental interest expense associated with the increased borrowings outstanding on the line of credit based on the December 31, 1997 line of credit weighted average interest rate of 7.5%.

(E) Represents depreciation expense calculated based on the cost of the First Quarter Acquisitions depreciated on the straight-line method over a 35 year life.

(F) Adjustment to reflect the 12.3% minority interest in the Operating Partnership owned by the holders of units in the Operating Partnership.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KILROY REALTY CORPORATION

Date: April 28, 1998                             /s/ Ann Marie Whitney
                                          By: _________________________________
                                                     ANN MARIE WHITNEY
                                               Vice-President and Controller

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER  DESCRIPTION
 ------- -----------
 23.1    Consent of Deloitte & Touche LLP